SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934



( X )  Filed by the Registrant
(  )  Filed by a Party other than the Registrant

Check the appropriate box:

( X ) Preliminary Proxy Statement
(  )  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-b(e)(2))
(  )  Definitive Proxy Statement
(  )  Definitive Additional Materials
(  )  Soliciting Material Pursuant to (section mark)240.14a-11(c) or
      (section mark)240.14a-12





   (Name of Person(s) Filing Proxy Statement If Other Than Registrant)


PAYMENT OF FILING FEE (Check the appropriate box):

(X  )  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
(  )  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
(  )  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

(Set forth the amount on which the filing fee is calculated and state how it was determined)

( ) Fee previously paid with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:              $

    2)  Form, Schedule or Registration Statement No.:

    3)  Filing Party:

    4)  Date Filed:

                                     [LOGO]


To Our Shareholders:

         You are cordially invited to attend a Special Meeting of Shareholders of Palmetto Bancshares, Inc. to be held on October 15, 1996, at 3:00 p.m. at The Palmetto Bank, Laurens Center, 301 Hillcrest Drive, Laurens, South Carolina.

         The attached Notice of Special Meeting and Proxy Statement describe the formal business to be transacted at the Special Meeting. Directors and officers of Palmetto Bancshares, Inc. will be present to respond to any questions shareholders may have.

         To ensure proper representation of your shares at the Special Meeting, please sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Special Meeting. This will not prevent you from voting in person, but will ensure that your vote will be counted if you are unable to attend.

                                                     Sincerely,



                                                     L. Leon Patterson
                                                     Chairman and
                                                     Chief Executive Officer

                            PALMETTO BANCSHARES, INC.
                               301 HILLCREST DRIVE
                                  P. O. BOX 49
                          LAURENS, SOUTH CAROLINA 29360



                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 15, 1996




To the Shareholders of Palmetto Bancshares, Inc.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Palmetto Bancshares, Inc. (the "Company") will be held on October 15, 1996, at 3:00 p.m. at The Palmetto Bank, Laurens Center, 301 Hillcrest Drive, Laurens, South Carolina, for the purpose of considering and acting upon the following:

         1. The proposal to adopt an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock, $5.00 par value (the
                  "Common Stock"), from 2,000,000 to 10,000,000 shares; and

         2. Such procedural matters, including without limitation potential adjournments of the Special Meeting, as may properly come before the Special Meeting or any adjournments or postponements thereof.

         Shareholders of record at the close of business on September 12, 1996 will be entitled to vote at the Special Meeting.

                       By Order of the Board of Directors


                                                     L. Leon Patterson
                                                     Chairman


Laurens, South Carolina
[September 14], 1996




         PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING. IF YOU WISH, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON AT THE SPECIAL MEETING.

                            PALMETTO BANCSHARES, INC.
                               301 HILLCREST DRIVE
                                  P. O. BOX 49
                          LAURENS, SOUTH CAROLINA 29360

                                 PROXY STATEMENT
           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 15, 1996


         This Notice of Special Meeting, Proxy Statement and Proxy (these "Proxy Materials") are being furnished to shareholders in connection with a solicitation of proxies by the Board of Directors of Palmetto Bancshares, Inc. (the "Company"). This solicitation is being made in connection with the Special Meeting of Shareholders (the "Special Meeting") to be held on October 15, 1996, at 3:00 p.m. at The Palmetto Bank, Laurens Center, 301 Hillcrest Drive, Laurens, South Carolina. These Proxy Materials are being mailed to shareholders on [September 14], 1996.

VOTING MATTERS

     Shareholders of record as of the close of business on September 12, 1996 will be entitled to vote at the Special Meeting. At the close of business on that day, there were [1,001,943] shares of the Company's $5.00 par value common stock ("Common Stock") outstanding. Holders of Common Stock are entitled to one vote per share on each of the matters presented at the Special Meeting or any adjournments thereof. Shares may be voted in person or by proxy. The presence, either in person or by proxy, of holders of shares representing fifty-one percent (51%) of the outstanding shares of stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present for purposes of determining whether a quorum exits. Abstentions and broker non-votes are counted as a vote against proposal one to amend the Articles of Incorporation. The proposal to amend the Company's Articles of Incorporation requires the affirmative vote of two-thirds of the issued and outstanding shares of Common Stock.

REVOCABILITY OF PROXY

     Shares represented by a properly executed proxy in the accompanying form and given by a shareholder, and not revoked, will be voted in accordance with such instructions. As stated in the Proxy, if a returned Proxy does not specify otherwise, the shares represented thereby will be voted in favor of the proposals set forth herein. Proxies may be revoked at any time prior to their being voted at the Special Meeting by oral or written notice to Palmetto Bancshares, Inc., 301 Hillcrest Drive, P. O. Box 49, Laurens, South Carolina 29360, Attn: Teresa M. Crabtree, (864) 984-8321, or by execution and delivery of a subsequent proxy or by attendance and voting in person at the Special Meeting.

SOLICITATION OF PROXIES

     This solicitation of proxies is made by the Company, and the Company will bear the cost of this proxy solicitation, including the cost of preparing, handling, printing and mailing these Proxy Materials. Proxies will be solicited principally through these Proxy Materials. Proxies may also be solicited by telephone or through personal solicitation conducted by regular employees of the Company. Banks, brokers and other custodians are requested to forward proxy solicitation material to their customers where appropriate, and the Company will reimburse such banks, brokers and custodians for their reasonable out-of-pocket expenses in sending the proxy material to beneficial owners of the shares.

                     AMENDMENT TO ARTICLES OF INCORPORATION
                               ITEM 1 ON THE PROXY

         The Board has determined that an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock from 2,000,000 to 10,000,000 shares, par value $5.00 per share (the "Articles Amendment") is in the best interests of the Company.

EFFECT OF AND REASONS FOR THE ARTICLES AMENDMENT

         The Board has determined that the Company's Articles of Incorporation should be amended to increase the authorized shares of par value $5.00 Common Stock from 2,000,000 shares to 10,000,000 shares, principally because the Articles Amendment is necessary to effect the Stock Split described below. In addition, the increase in the authorized shares would provide the Company with additional shares for issuance in capital raising transactions and acquisitions.

         The additional shares of Common Stock for which authorization is sought would be identical to the shares of Common Stock currently authorized. Holders of Common Stock do not have preemptive rights to subscribe to additional shares of Common Stock which may be issued by the Company.

         The Articles Amendment is set forth in Appendix A to this proxy statement.

         On August 13, 1996, the Board of Directors approved a three-for-one stock split effected in the form of a 200% stock dividend to each holder of Common Stock on September 12, 1996 (the "Stock Split"), conditioned upon shareholder approval of the Articles Amendment. Unless the Articles Amendment is adopted, the number of shares of Common Stock authorized and available for issuance would be insufficient to permit the Company to effect the Stock Split, and the declared dividend will be null and void.

         If the Articles Amendment is adopted, the Company will, as soon as practicable after the date of the Special Meeting, distribute shares of Common Stock representing the 200% stock dividend declared by the Board (the "Dividend Shares"). As of September 12, 1996, there were [1,001,943] shares of Common Stock outstanding. If the Articles Amendment is adopted and the Dividend Shares are distributed, approximately [3,005,829] will be outstanding, leaving approximately [6,994,171] shares of authorized but unissued shares of Common Stock of the Company available for issuance.

         The additional shares of authorized Common Stock created by the Articles Amendment that remain after the consummation of the Stock Split will be available for issuance from time to time for such other purposes and consideration as the Board may approve. No further vote of the shareholders of the Company will be required, except as provided under South Carolina law or the rules of any exchange on which the shares may be traded in the future. The availability of additional shares for issuance, without the delay and expense of obtaining the approval of shareholders at a special meeting, will provide the Company additional shares of Common Stock for issuance in any future merger or acquisition, as well as provide the Company with the means of raising additional capital if future circumstances so require. The Board of Directors has no present plan or intention of issuing any additional shares of Common Stock for the purpose of engaging in any merger or acquisition or of raising additional capital. Additional shares of Common Stock could be utilized by the Board for purposes designed to defend against potential takeover threats, and, in particular, could be used by the Board in the implementation of a shareholders' rights plan. A shareholders' rights plan could be used to impede attempts by third parties who are deemed unsuitable by the Board from gaining control of the Company.

VOTE REQUIRED

         The affirmative vote of the holders of two-thirds of the issued and outstanding shares of Common Stock as of the Record Date is required for approval and adoption of the Articles Amendment.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ARTICLES AMENDMENT.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The Company knows of no person who, or group that, owns beneficially more than 5% of the outstanding shares of Common Stock of the Company as of [September 12], 1996, except as set forth below:


      NAME AND ADDRESS OF BENEFICIAL                        AMOUNT AND NATURE OF               PERCENT OF
                   OWNER                                    BENEFICIAL OWNERSHIP                  CLASS
- -------------------------------------------           --------------------------------       ---------------


D. Smith Patterson                                                     56,031                     5.59%
831 West Main Street
Laurens, SC 29360

L. Leon Patterson                                                      85,891(1)                  8.57%
301 Hillcrest Drive
Laurens, SC 29360

The Palmetto Bank                                                      88,609                     8.84%
Trustee for the Employee
Stock Ownership Plan
301 Hillcrest Drive
Laurens, SC 29360

Margaret McDaniel                                                      52,188                     5.20%
206 Chapman Road
Greenville, SC 29605
- ---------------------

         The information below is furnished as of [September 12], 1996 as to the Company's Common Stock owned beneficially or of record by each of the Directors individually, by certain named executive officers and by all Directors and executive officers of the Company as a group. Unless otherwise noted, each person has sole voting power and sole investment power with respect to shares listed.




                                                          AMOUNT AND NATURE OF
NAME OF BENEFICIAL OWNER                                  BENEFICIAL OWNERSHIP                 PERCENT OF CLASS


     DIRECTORS
L. Leon Patterson                                                  85,891 (1)                    8.57%
Paul W. Stringer                                                    9,735 (2)                          (3)
Russell B. Emerson                                                    600                              (3)
James M. Shoemaker, Jr.                                             2,200                              (3)
John T. Gramling, II                                                2,000                              (3)
W. Fred Davis, Jr.                                                  4,650                              (3)
David P. George, Jr.                                                  700                              (3)
James A. Cannon                                                     2,038                              (3)
J. David Wasson                                                     1,300                              (3)
Michael D. Glenn                                                      305                              (3)



                                        3





     EXECUTIVE OFFICERS
Ralph M. Burns, III                                                 5,717 (4)                          (3)
Philip A. Betette                                                   9,896 (5)                          (3)
David E. Burgess                                                    5,865 (6)                          (3)
         DIRECTORS AND EXECUTIVE                                  130,897                       13.06% (7)
         OFFICERS AS A GROUP
         (14 persons)



 (1) Mr. Patterson is Chief Executive Officer of the Company. The number of shares shown as beneficially owned by Mr. Patterson includes approximately 4,891 shares allocated to his account per the latest report of the Company's ESOP for fiscal year 1995. Mr. Patterson is fully vested in all shares allocated to his account pursuant to the ESOP. Also included are 7,000 shares owned by Mr. Patterson's wife, as to which shares Mr. Patterson disclaims beneficial ownership, and 4,000 unissued shares that can be acquired by the exercise of options.

 (2) Mr. Stringer is President of the Company. The number of shares shown as beneficially owned by Mr. Stringer includes approximately 3,975 shares allocated to his account per the latest report of the Company's ESOP for fiscal year 1995. Mr. Stringer is fully vested in all shares allocated to his account pursuant to the ESOP. Also included are 5,000 unissued shares that can be acquired by the exercise of options.

 (3) Each of these persons owns less than one percent of the outstanding shares of common stock of the Company.

 (4) Mr. Burns is a Vice President of the Company. The number of shares shown as beneficially owned by Mr. Burns includes approximately 2,477 shares allocated to his account per the latest report of the Company's ESOP for fiscal year 1995. Mr. Burns is fully vested in all shares allocated to his account pursuant to the ESOP. Also included are 3,000 unissued shares that can be acquired by the exercise of options.

 (5) Mr. Betette is a Vice President of the Company. The number of shares shown as beneficially owned by Mr. Betette includes approximately 2,712 shares allocated to his account per the latest report of the Company's ESOP for fiscal year 1995. Mr. Betette is fully vested in all shares allocated to his account pursuant to the ESOP. Also included are 3,000 unissued shares that can be acquired by the exercise of options.

 (6) Mr. Burgess is a Vice President of the Company. The number of shares shown as beneficially owned by Mr. Burgess includes approximately 2,655 shares allocated to his account per the latest report of the Company's ESOP for fiscal year 1995. Mr. Burgess is fully vested in all shares allocated to his account pursuant to the ESOP. Also included are 3,000 unissued shares that can be acquired by the exercise of options.

(7) The beneficial ownership stated above represents sole voting and investment power, except as indicated in the footnotes above.

                              SHAREHOLDER PROPOSALS

         Proposals by shareholders for consideration at the 1997 Annual Meeting of Shareholders must be received at the Company's offices at 301 Hillcrest Drive, P. O. Box 49, Laurens, South Carolina 29360, no later than December 9, 1996, if any such proposal is to be eligible for inclusion in the Company's proxy materials for its 1997 Annual Meeting. Under the regulations of the Securities and Exchange Commission, the Company is not required to include shareholder proposals in its proxy materials unless certain other conditions specified in those regulations are satisfied.


                                  OTHER MATTERS

         Under South Carolina law, only those matters described in the meeting notice may be considered at the Special Meeting or any adjournment thereof. Management is not aware of any procedural matter to be brought before the Special Meeting. If such procedural matters are duly presented for action, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their judgment.

                       By order of the Board of Directors,


                                                     L. LEON PATTERSON
                                                     Chairman

[September 14], 1996
Laurens, South Carolina

     *********************************************************************
                                    APPENDIX
     *********************************************************************



P
R
O                                  PALMETTO BANCSHARES, INC.
X                             SPECIAL MEETING, OCTOBER 15, 1996
Y

         The undersigned shareholder of Palmetto Bancshares, Inc., hereby revoking all previous proxies, hereby appoints L. Leon Patterson and Teresa M. Crabtree and each of them, the attorneys of the undersigned, with power of substitution, to vote all stock of Palmetto Bancshares, Inc. standing in the name of the undersigned upon all matters at the Company's Special Meeting to be held at The Palmetto Bank, Laurens Center, 301 Hillcrest Drive, Laurens, South Carolina on Tuesday, October 15, 1996 at 3:00 p.m. and at any adjournments thereof, with all powers the undersigned would possess if personally present, and without limiting the general authorization and power hereby given, directs said attorneys or either of them to cast the undersigned's vote as specified below.

1.       AMENDMENT OF ARTICLES OF INCORPORATION

[  ]  FOR                    [  ]  AGAINST                 [  ] ABSTAIN


2. At their discretion upon such procedural matters as may properly come before the meeting.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PALMETTO BANCSHARES, INC. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR APPROVAL OF EACH OF THE PROPOSALS ABOVE.

Please sign this Proxy as your name or names appear hereon. If stock is held jointly, signature should appear for both names. When signing as attorney, administrator, trustee, guardian or agent, please indicate the capacity in which you are acting. If stock is held by a corporation, please sign in full corporate name by authorized officer and give title of office.

Dated this ____ day of                   , 1996
                       ------------------

                      _____________________________________
                      Print Name (and title if appropriate)

                      _____________________________________
                      Signature

                      _____________________________________
                      Print Name (and title if appropriate)

                      _____________________________________
                      Signature

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                                  APPENDIX A


                             STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                              ARTICLES OF AMENDMENT




      Pursuant to (Section Mark)Section 33-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:


1.    The name of the corporation is Palmetto Bancshares, Inc.


2.    On October 15, 1996   , the corporation adopted the following Amendment(s)
        --------------------
      of its Articles of Incorporation:

         RESOLVED, that the Articles of Incorporation of the Corporation be amended to increase the authorized shares of common stock from 2,000,000 shares, par value $5.00 per share, to 10,000,000 shares, par value $5.00 per share; and

              FURTHER RESOLVED, that ARTICLE FOUR of the Articles of Incorporation is hereby amended in its entirety to read:

              The Corporation is authorized to issue one class of shares to be designated "common." The total number of shares which the Corporation is authorized to issue is 10,000,000 shares, and the par value of each such share is $5.00. The total authorized capital stock is $50,000,000.


 3. The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "not applicable" or "NA").



                                 NOT APPLICABLE



4.    Complete either a or b, whichever is applicable.

       a.  X         Amendment(s) adopted by shareholder action.
                     At the date of adoption of the amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:


           Number of       Number of          Number of Votes     Number of Undisputed*
Voting     Outstanding     Votes Entitled     Represented at      Shares Voted
Group      Shares          to be Cast         the Meeting         For           Against



Common
Stock

*NOTE: Pursuant to Section 33-10-106(6)(i), the corporation can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.



      b. The Amendment(s) was duly adopted by the incorporators or board of directors without shareholder approval pursuant to ss.33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South
                     Carolina Code as amended, and shareholder action was not required.


5. Unless a delayed date is specified, the effective date of these Articles of Amendment shall be the date of acceptance for filing by the Secretary of State.





Date:               , 1996                             Palmetto Bancshares, Inc.
                                                         (Name of Corporation)

                                                       By:
                                                           L. Leon Patterson
                                                           Chairman and CEO